BONDBLOXX ETF TRUST

BondBloxx USD High Yield Bond Sector Rotation ETF (the “Fund”)

Supplement dated September 25, 2024 (the “Supplement”) to the currently effective Prospectus, dated February 28, 2024, and Statement of Additional Information (“SAI”) of the Fund, dated February 28, 2024, as supplemented from time to time

This Supplement updates certain information in the Prospectus and SAI. Shareholders should read this supplement in conjunction with the currently effective Prospectus and SAI. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus and SAI, as applicable.

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The third paragraph under the sub-section entitled “Portfolio Managers—Portfolio Managers” on page 73 of the Prospectus is deleted in its entirety and replaced with the following:

Vivek Bommi, CFA, and John McCarthy, CFA, oversee the Sub-Adviser’s asset allocation advisory services and recommend the allocation and reallocation of assets among the Underlying Funds.

The second paragraph under the sub-section entitled “Portfolio Management—Sector Rotation Fund” on page 96 of the Prospectus is deleted in its entirety and replaced with the following:

Vivek Bommi, CFA, CPA.

Mr. Bommi is a Managing Director and Head of Leveraged Credit within Macquarie Asset Management (MAM) Credit, a role he assumed in November 2023. He has overall responsibility for the team’s leveraged credit capabilities, including portfolio and business management. Prior to joining Macquarie, he was Head of European and UK Fixed Income at Alliance Bernstein from August 2021 to November 2023, responsible for leadership and strategy of European Fixed Income. Before that, Mr. Bommi spent more than 10 years at Neuberger Berman within Leveraged Credit in various roles, including Director of Research, Portfolio Manager, and Head of Europe. Mr. Bommi received a Bachelor of Science in finance from the University of Illinois and a Master of Business Administration in finance and management from Columbia Business School. He holds the Chartered Financial Analyst® designation and he is a Certified Public Accountant.

The fourth sentence under the sub-section entitled “Investment Advisory, Administrative and Distribution Services—Portfolio Managers” on page 138 of the SAI is deleted in its entirety and replaced with the following:

Vivek Bommi, CFA, and John McCarthy, CFA, oversee the Sub-Adviser’s asset allocation advisory services and recommend the allocation and reallocation of assets among the Underlying Funds.

Shareholders should retain this Supplement for future reference.